Exhibit 99.1

Solutions to transform data-driven processes in healthcare, financial services, telecommunications and more

Certain forward-looking statements are included in this presentation, including statements relating to Company goals, growth strategy and future business opportunities. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements reflect Quovadx management's current expectations regarding future events and operating performance and speak only as of September 30, 2006. Investors are cautioned that all forward-looking statements in this presentation involve risks and uncertainties that could cause actual results to differ materially from those referred to in the forward-looking statements. Factors that may limit the Company's ability to fulfill its goals of accelerating revenue growth, investing in targeted growth initiatives and delivering sustainable growth in revenue, cash and profits within expected timeframes include: the ability of Quovadx's business divisions to execute growth strategies; increased market competition; market acceptance of and demand for existing products; market acceptance and demand for new solutions in the process of being introduced, including Rogue Wave(r) Hydra, CareScience(tm) Standards of Care and ISD's Intelligent Health Broker and related interoperability solutions; the Company's ability to replace revenue from an expected contract termination (MUSC); longer-than expected sales cycles; technology adoption within the healthcare sector; the speed at which communities adopt and fund electronic health and medical records, computerized physician order entry systems, national provider ID initiatives and community-based health information exchange initiatives; the speed at which healthcare providers, payers and communities adopt and fund pay-for-performance initiatives; the rate at which software developers move away from C++ applications in favor of Java or other program-language applications; the Company's ability to successfully execute marketing plans and programs; the Company's success in maintaining and expanding current relationships, winning new customers and growing internationally; the Company's success with its partnership and channel-sales marketing strategy; the Company's ability to hit the market window for new technologies and solutions; the outcome of the Company's previously announced review of strategic alternatives; the Company's ability to attract and retain personnel while it is evaluating strategic alternatives; the full impact of the ongoing SEC investigation and remaining class action litigation; the Company's ability to manage and mitigate the liability it faces under privacy and security laws, regulations and contract requirements; and other risks. A full discussion of known risks and uncertainties is included in the Company's annual and quarterly filings with the SEC, copies of which are available without charge from the Company. These filings are also available electronically through a link from the Quovadx Investor Relations Web page or from the SEC Web site at www.sec.gov under "Quovadx, Inc." If any of the events described in those filings were to occur, either alone or in combination, it is likely that the Company's ability to reach the results described in the forward-looking statements could be impaired and the Company's stock price could be adversely affected. Quovadx does not undertake any obligation to update or correct any forward- looking statements included in this presentation to reflect events or circumstances occurring after September 30, 2006. CARESCIENCE and QUOVADX are trademarks, and CLOVERLEAF, CLOVERLEAF design,INSURENET, ROGUE WAVE, HYDRASDO, SOURCEPRO and STINGRAY are registered trademarks, of Quovadx, Inc. All other company and product names mentioned may be trademarks of the companies with which they are associated. Forward-looking Statements 3

Quovadx Overview Large markets Healthcare IT SOA Development Tools Proven technology Respected brands Focused growth strategies Recurring revenue (~50%) Solid cash position at $30.6MM Strong balance sheet Seasoned management Market cap: $114MM*** Price to sales**: 1.4*** EV to revenue**: 1.0** Recent price: $2.71*** Growth Opportunity with: Based in Colorado >490* professionals worldwide NASDAQ Symbol QVDX 20,000+ Customers worldwide 5 * This number will be reduced by ~130 at December 31, 2006 with the expected termination of our MUSC contract ** Trailing twelve months *** Source: Yahoo Finance, Nov. 2, 2006

We have three business divisions enabling critical, data-driven processes LEADER in reusable high- performance software components. We... Integrate... Analyze... Perform... LEADER in global healthcare interoperability solutions. MARKETS: Hospitals/IDNs Health Plans/Payers Physicians' Offices Labs, Pharmacies Healthcare Communities Government LEADER in HCIT solutions for quality management and reporting. MARKETS: Hospitals/IDNs MARKETS: Financial Services Telecomm Healthcare Other 7 2005 Revenue: $39.3MM 2005 Revenue: $15.4MM 2005 Revenue: $28.4MM 2005 Revenue: $83.1MM

We operate in three of the four fastest-growing IT markets Source: Gartner Report, July 22, 2005 Worldwide IT Spending 2004-2009 CAGR 5.2% GOVERNMENT 5.1% HEALTHCARE 4.3% UTILITIES 4.1% FINANCIAL SERVICES 3.8% TRANSPORTATION 3.7% SERVICES 3.6% PROCESS MFNG. 3.4% RETAIL 3.4% EDUCATION 3.2% AGRICULTURE, ETC. 2.8% DISCRETE MFNG. 2.7% WHOLESALE 2.6% COMMUNICATIONS 9

Our customers and partners are the "Who's Who" in their markets... 11

In 2005, we delivered on turnaround objectives Revenue ($MM) 2004 2005 $82.8 $83.1 Cash from Operations ($MM) 2004 2005 -$4.2 $10.6 Net Loss ($MM) 2004 2005 -$24.2 -$2.9 Cash & Equivalents ($MM) MAY 04 $10.4 2Q 04 $18.0 3Q 04 $19.5 4Q 04 $25.4 1Q 05 $27.1 2Q 05 $27.7 3Q 05 $31.2 4Q 05 $32.8 13

In 2006 and beyond, we are focused on accelerating growth* 2006-2008 Performance Objectives* Accelerate revenue growth 5% to 10% in 2006, growing to 15% to 20% in 2008 Continue to improve gross margins 65% to 68% by end of 2008 Deliver sustainable growth in cash and profits Net loss of $0.14 - $0.20 per share in 2006 (includes $0.05 - $0.06 per share of SFAS 123(R) stock compensation expense; excludes any/all legal settlement expense associated with shareholder lawsuits) Profits beginning in mid-2007 2006-2008 plan objectives were announced March 7, 2006. These are not to be interpreted as projections of performance or as giving or reaffirming guidance. In August 2006, the Company announced that it has engaged First Albany Capital to assist it in evaluating strategic alternatives. It is impossible to predict the timing or outcome of this review, or the potential impact it may have on the Company's objectives and strategies. 15

Addressing critical issues in healthcare

The U.S. is threatened by a "perfect storm" of healthcare challenges U.S. healthcare spending is expected to reach $4 trillion and account for 20% of GDP by 2015* Despite spending 2.5 times more on healthcare than other developed nations, the U.S. ranks last on several key healthcare measures, including patient safety** Preventable medical errors cause more than 500 deaths every single day*** Many countries have actively pursued HCIT deployments; however, in the U.S., 90 percent of an estimated 30 billion healthcare transactions still occur via phone, fax or mail**** * Center for Medicaid and Medicare Services, February 2006 ** Healthcare IT News, April 4, 2006 *** "This Man Wants to Heal Healthcare" as reported in BusinssWeek Online, October 31, 2005 **** "VA Touted as Model of Efficiency" as reported in iHealthBeat, May 4, 2006 Out-of-control costs Unacceptable quality Limited access to data due to lack of HCIT 19

Key initiatives seek to address these issues through aggressive promotion of healthcare IT Interoperability Office of the National Coordinator for Healthcare IT (ONCHIT) Electronic medical records (EMRs), E-prescribing, computerized physician order entry (CPOE) Systems National Health Information Network (NHIN) demonstration project >500 RHIO/NHIN initiatives underway Measure and report quality Joint Commission on Accreditation of Healthcare Organizations (JCAHCO) Center for Medicaid and Medicare (CMS) HospitalCompare Growing number of state initiatives (www.floridacomparecare.gov and others) Public Consortiums (IHI 100,000 Lives Campaign) Understand the true cost of procedures Ongoing pressure from CMS, health plans, payers and businesses Increasing consumer awareness = Increasing competitive pressure Create incentives for performance CMS P4P demonstration projects Health Plan/Payer-sponsored P4P programs (Aetna/Blue Cross Blue Shield, Cigna, and more) Private Consortiums (Leapfrog, Bridges to Excellence) 21

Integration Solutions Division (ISD) ENABLING HOSPITALS TO ACCESS, SHARE AND UTILIZE DATA BY INTEGRATING MULTIPLE SYSTEMS 23 Cloverleaf(r) Integration Suite has #1 market share in U.S.* 33% of U.S. hospitals 40% of IDNs Significant share of medium and large hospital systems in Germany and the Netherlands Growing presence in Australia, Asia, Canada, New Zealand, the Middle East and the U.K. According to HIMSS, more hospitals turn to Quovadx than any other interface engine vendor.* * Source: "Avoiding the Dreaded Failure to Communicate," Healthcare IT News, December 2005 Market: Up to 5,800 hospitals in the U.S. alone

ISD: Growth Opportunity MOVING OUTSIDE OF HOSPITALS, HOSPITAL SYSTEMS TO CONNECT HEALTHCARE AND OTHER COMMUNITIES Intelligent Health Broker provides Web services integration and enables new products to connect physicians' offices, pharmacies, healthcare communities (RHIO/NHIN) Other solutions to: Connect payers and providers Provide EMPI, NPI solutions Connect state and local governments Experience with one of the first U.S. RHIOs RHIO deployments in seven out of eight Canadian provinces Participating in U.S. RHIO/NHIN demonstration project 25

ISD Growth Initiatives Growth Drivers Growing demand for interoperability solutions to support EMRs, CPOE, e-prescribing & data sharing across communities, here and abroad Strong incumbent position in hospitals, IDNs NHIN demonstration project HIPAA regulations requiring National Provider ID by May 2007 Growth Strategies Promote new IHB, Clinical and Financial Interoperability Solutions Expand Cloverleaf(r) offerings to installed base (3M health data dictionary; RxHub MEDS history) Enhance Cloverleaf(r) suite to support XML, Web services, SOA as well as international and other standards Expand domestic sales channels (xwave, RxHub) Expand international sales channels 27

Integration Solutions Division (ISD) YTD Results: Nine Months Ended 9-30-06 YTD Revenue ($MM) 2005 2006 License Revenue $5.8 YTD 2005 YTD 2006 $1.3 Gross Margin YTD 2005 YTD 2006 42% EBITDA Contributions ($MM) YTD 2005 YTD 2006 $5.4 $5.6 29 36% $2.0 $5.4 $28.5 $28.5 2005 2006 Total Revenue Division Operating Income ($MM)

CareScience Division Solutions for Quality Management & Reporting ~200 hospital customers Recognized leader for robust patient risk- assessment methodologies Highly regarded for quality and care management vision and expertise Respected industry advocate for quality standards and customer concerns ASP Business Model 3+ year subscription contracts Revenue recognized over life of contract $33.3MM backlog 90+% renewal rate "We needed significant results, quickly. CareScience Quality Manager provided us with greatly improved access to the key clinical practice patterns that were driving poor outcomes." Cindy Harvey, R.N. M.S.N. Director of Quality Borgess Medical Center "We wanted to make quality the center of our organizational strategy. We were looking for a partner who could address our organization at all levels, had proven methodologies and results in academic settings, and could offer services wrapped around its information systems. Our strategic sourcing partnership with CareScience offers joint incentives that ensure an active partnership and tangible results for both organizations." Simon Samaha, M.D. Acting Chief Operating Officer Cooper Heath System Focus on Hospitals and Health Systems 31

CareScience: Quality Manager DATA COLLECTION AND ANALYSIS TO ENABLE CONTINUOUS QUALITY/COST IMPROVEMENT Provider Benefits Improved clinical outcomes Improved competitive positioning Improved patient throughput Improved transparency Improved financial performance/margins Care Benefits Reduced risk of preventable errors and complications Avoidance of added length of stay and/or readmission Consistent evidence-based quality of care Lower cost of care 33

CareScience: Standards of Care SOLUTIONS FOR DATA REPORTING TO SUPPORT MANDATORY/VOLUNTARY REPORTING AND PAY FOR PERFORMANCE INITIATIVES Provider Benefits Improved data collection and reporting to meet mandatory/ voluntary public reporting requirements Reduced resource requirements/lower costs Increased transparency to help pinpoint breakdowns in care processes Access to performance benchmarks for comparison and best practice Patient Benefits Transparency to support informed consumers and care choices Industry process improvement drives better outcomes 35

CareScience Growth Initiatives

QUOVADX

Growth Drivers

- Industry process improvement initiatives
  - SCIP
  - IHI 100K Lives Campaign
- Expanding external reporting requirements
- Increased transparency/consumer choice
- Pay for performance (P4P)
- Demonstrable ROI for customers

Growth Strategies

- Promote CareScience™ Standards of Care to support regulatory reporting requirements
- Promote CareScience™ Quality Manager to support quality and P4P initiatives
- Expand and market professional services
- Explore value-added strategic relationships and develop indirect sales channels
- Invest in product development

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CareScience Division YTD Results: Nine Months Ended 9-30-06 YTD Revenue ($MM) YTD 2005 YTD 2006 $0.1 Gross Margin YTD 2005 YTD 2006 41% 47% EBITDA Contributions ($MM) YTD 2005 YTD 2006 $1.6 $1.8 39 2005 2006 License Revenue $3.9 $4.6 $11.5 $11.7 2005 2006 Total Revenue $0.4 Division Operating Income ($MM)

Addressing mission critical software development challenges

Putnam Investments used Rogue Wave(r) LEIF to transition its stand-alone calculation engine to an enterprise-wide risk management system. This cross- platform Web services solution requires minimal maintenance, is easy to change and extend, and complies with the latest technology standards. Best of all, as a result of LEIF, Putnam decreased maintenance costs for the enterprise-wide risk engine by 80% a year over a two year period. Rogue Wave Software LEADER IN THE PROVISION OF REUSABLE HIGH-PERFORMANCE SOFTWARE COMPONENTS Focus on professional developers with high-performance requirements in financial services, telecommunications, software, healthcare and more Leading provider of C++ development tools >300,000 developer seats deployed Included in SUNW, HP systems Rigorous testing performed by the Carnegie Mellon Software Engineering Institute* shows Rogue Wave(r) tools outperform competitors in numerous performance categories Rogue Wave(r) components are used by New York's 15 largest investment companies to power mission-critical business systems** * Hari, L., Midha, A., Singh, R. (2005). Rapid Integration Tools for Rapid Application Development. Carnegie Mellon Software Engineering Institute ** Crain's New York Business, Book of Lists 2005 Putnam Investments Maintenance Costs+ Year 1 2.5 -80% Year 2 Year 3 0.5 0.1 -80% 43 + Graph is for demonstration purposes only; actual maintenance costs were not disclosed.

Rogue Wave Software: Growth Opportunity

HELPING CUSTOMERS LEVERAGE LEGACY APPLICATIONS AND ACHIEVE ORDER-OF-MAGNITUDE PERFORMANCE IMPROVEMENTS VIA SOA

QUOVADX


Hydra

Rogue Wave®
Hydra Suite

- HydraAgent Runtime — Now Available
- HydraData Components
  - Components for SDO
    - HydraSDO® for XML — Now Available
    - HydraSDO® for Databases — Coming Soon
    - HydraSDO® for Text — Coming Soon

If we execute well, we believe Rogue Wave Hydra could represent a $100MM opportunity.

SOA: The Architecture of Choice for the Fortune 1000

- $43B+ market by 2010*
- SOA adoption rates are highest in financial services and healthcare**
- 35,000 companies will have performance issues by 2008***
- Rogue Wave has >500 existing customers in target market
- Component strategy provides access to growing Java developer market

* *Zapthink Service Orientation Market Trends Report. Predicting the Future of XML & Web Services. January 2004*
** *SOA Adoption Rates Vary by Vertical Industry. by Jorge Lopez. November 22. 2005 © Gartner 2005*
*** *Zapthink. 2005*

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Rogue Wave Software Growth Initiatives Growth Drivers Strong relationships with existing clients and professional developer community Solid base of C++ customers Growing demand for SOA High performance requirements of current and prospective customers 47 Growth Strategies Maintain SourcePro revenues via "Classic Consulting" Focus on high performance niche of SOA market Drive sales of Rogue Wave(r) Hydra Convert POCs/pipeline to sales Expand strategic ISV and SI partnerships Develop and sell add-on components Leverage synergies with other Quovadx divisions

Rogue Wave Software Division YTD Results: Nine Months Ended 9-30-06 YTD Revenue ($MM) $7.4 $7.0 Gross Margin 88% 87% EBITDA Contributions ($MM) $10.2 $10.0 49 YTD 2005 YTD 2006 YTD 2005 YTD 2006 YTD 2005 YTD 2006 2005 2006 License Revenue $11.7 $12.1 $21.5 $21.3 2005 2006 Total Revenue Division Operating Income ($MM)

Summary Challenges Meet growth objectives Execute growth strategies Replace Medical University of South Carolina (MUSC) revenue in 2007 Generate cash to cover increased investment in R&D, sales and marketing Build/leverage synergies between divisions Resolve legacy SEC/litigation issues Strategic review Strengths Solid progress in financial performance Gross margins EBITDA Cash Significant market opportunity Healthcare IT SOA Focused growth initiatives New products in all three divisions Growth funded from internally generated cash Committed team Going forward, we are focused on accelerating growth and delivering value. 51

Thank You

Detailed financial results

YTD 2006 Revenue Breakout by Division 57 35% 19% 46%

Revenue 59 Sequential Quarters ($MM) Year over Year ($MM) YTD 2005 YTD 2006 $61.5 $61.5 Q3-05 Q4-05 Q1-06 $20.2 $21.6 $20.4 7.4 8.3 7.0 3.0 3.1 3.0 9.8 10.2 10.4 21.5 10.1 29.9 22.1 9.2 30.2 Recurring Service License $20.7 8.0 2.7 10.0 Q2-06 $20.4 7.0 3.6 9.8 Q3-06

Gross Margin 61 Sequential Quarters Q3-05 Year over Year YTD 2005 YTD 2006 55% 59% Q4-05 Q1-06 Q2-06 Q3-06 53% 58% 57% 59% 60%

GAAP Net Income and Earnings per Share Net Income ($MM)* Sequential Quarters Net Income ($MM) Year over Year ($1.7) ($0.009) Earnings per Share Year over Year ($0.04) ($0.00) 63 Q3 05 Q3 2005 Q3 2006 Q3 2005 Q3 2006 ($1.7) ($0.4) ($7.8) ($1.3) Earnings per Share* Sequential Quarters * 1Q 06 results include a $6.9MM accrual related to a legal settlement and $0.5MM of FAS 123(R) expense. 2Q 06 includes $0.5MM of FAS 123 (R) expense. 3Q 06 includes $1.0MM refund related to a legal settlement, $0.4MM of expense related to the Company's review of strategic alternatives and $0.5MM of FAS 123 (R) expense. Q4 05 Q1 06 Q2 06 Q3 06 ($0.009) ($0.04) $0.01 ($0.19) ($0.03) ($0.00) Q3 05 Q4 05 Q1 06 Q2 06 Q3 06

Cash 65 The Company maintains a solid cash position and no debt. Sequential Quarters ($MM) May 04 Q2-04 Q3-04 Q4-04 Q1-05 Q2-05 Q3-05 Q4-05 Q1-06 $10.4 $18.0 $19.5 $25.4 $27.1 $27.7 $31.2 $32.8 $32.9 * In 1Q 2006, QVDX announced legal settlement accruals of $6.9MM,and $3MM was paid in April 2006 $29.3* Q2-06 $30.6 Q3-06

Other Financial Highlights 67 * Earnings before interest, taxes, depreciation and amortization; 3Q 06 EBITDA includes $0.5MM of SFAS 123(R) expense. ** Includes short term investments and restricted cash. *** Days Sales Outstanding, defined as ending accounts receivable and unbilled revenue divided by average daily sales (total quarterly revenue divided by 90 days).

EBITDA Reconciliation 69

Division EBITDA Reconciliation 71 * Does not include allocation of corporate overhead.

For additional information: Rebecca Winning, VP Investor Relations 720-554-1346 rebecca.winning@quovadx.com www.quovadx.com